                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 3, 2000       Commission File Number 000-27707


                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)


             Delaware                                  52-2186634
(State of organization)                  (I.R.S. Employer Identification Number)


               11460 Cronridge Drive, Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone Number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements.  None.

         (b)  Pro forma financial information.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The unaudited pro forma condensed consolidated financial information has been prepared by Aether's management and gives effect to the acquisitions of LocusOne Communications, Inc. completed on February 3, 2000, Riverbed Technologies, Inc. completed on March 6, 2000, NetSearch, LLC completed on April 20, 2000, IFX Group Plc completed on April 6, 2000 and the related formation of Sila Communications Limited completed on May 5, 2000, Cerulean Technology, Inc. completed on September 14, 2000, SunPro, Inc. completed on September 18, 2000, Motient's retail transportation business completed on December 1, 2000, and RTS Wireless, Inc. completed on December 22, 2000, which are collectively referred to in this "Unaudited Pro Forma Condensed Consolidated Financial Information" section as the "Completed Transactions." The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 has been prepared to give effect to the Completed Transactions as if they had occurred on January 1, 2000.

         The pro forma adjustments, which are based upon available information and certain assumptions that Aether believes are reasonable in the circumstances, are applied to the historical financial statements of LocusOne, Riverbed, NetSearch, IFX, Sila, Cerulean, SunPro, Motient's retail transportation business, and RTS. The acquisitions are accounted for under the purchase method of accounting. Aether's allocation of the purchase price is based upon the estimated fair value of assets acquired and liabilities assumed in accordance with Accounting Principles Board Opinion No. 16. Certain of the purchase price allocations reflected in the accompanying unaudited pro forma condensed consolidated financial statements are preliminary and may be different from the final allocation of the purchase price and any such differences may be material.

         The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent what Aether's financial position or results of operations would actually have been had the acquisitions and investments occurred on such dates or to project Aether's results of operations or financial position for any future period. The unaudited pro forma consolidated financial data should be read in conjunction with:

                - the historical financial statements of Aether included in Aether's Form 10-K for the year ended December 31, 2000;

                - the historical financial statements and the notes thereto for LocusOne. included in Aether's Report on Form 8-K/A filed March 16, 2000;

                - the historical financial statements and the notes thereto for Riverbed included in Aether's registration statement on Form S-1 (File No. 333-30852), as amended and incorporated herein by reference.

         (c)  Exhibits.

                99.1    Unaudited Pro Forma Combined Financial Data

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AETHER SYSTEMS, INC.



                                   BY:   /s/ David C. Reymann
                                       -------------------------------
                                             David C. Reymann
                                             Chief Financial Officer



Dated:  April 11, 2001

                              AETHER SYSTEMS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                        FOR THE YEAR ENDED DECEMBER 31, 2000
                                                            ----------------------------------------------------------


                                                                                        ADJUSTMENTS FOR
                                                                         HISTORICAL        COMPLETED      PRO FORMA
                                                                           AETHER        TRANSACTIONS    CONSOLIDATED
                                                            ==========================================================
Subscriber revenue                                                         31,160           23,131             54,291
Engineering services revenue                                                9,444                -              9,444
Software revenue and related services                                      17,550           26,526             44,076
                                                            ----------------------------------------------------------
                          Total revenue                                    58,154           49,657            107,811
                                                            ----------------------------------------------------------
Cost of subscriber revenue                                                 18,412           10,070             28,482
Cost of engineering services revenue                                        5,693                -              5,693
Cost of software revenue and related services                               5,911            6,348             12,259
                                                            ----------------------------------------------------------
                          Total cost of revenue                            30,016           16,418             46,434
                                                            ----------------------------------------------------------
                          Gross profit                                     28,138           33,239             61,377
                                                            ----------------------------------------------------------
Operating Expenses:
              Research and development                                     30,189           18,786             48,975
              General and administrative                                   52,937           21,892             74,829
              In process research and development                           7,860                -              7,860
              Selling and marketing                                        54,151           23,090             77,241
              Depreciation and amortization                               238,074          112,222            350,296
              Option and warrant expense                                   14,345            6,462             20,807
                                                            ----------------------------------------------------------
                                                                          397,556          182,452            580,008
                                                            ----------------------------------------------------------
                          Operating Loss:                                (369,418)        (149,213)          (518,631)
Other Income (expense):
              Interest income (expense), net                               42,351             (582)            41,769
              Other                                                             -               76                 76
              Minority interest                                            10,692            6,619             17,311
              Equity in losses of investments                             (47,886)               -            (47,886)
                                                            ----------------------------------------------------------
                          (Loss) income before income
                            tax provision                                (364,261)        (143,100)          (507,361)
              Income tax (provision) benefit                                1,561             (680)               881
                                                            ----------------------------------------------------------
              Net loss                                                   (362,700)        (143,780)          (506,480)
                                                            ==========================================================


              Net loss per share basic and diluted                          (9.99)
                                                                            ======

              Weighted average shares used in computing
              net loss per share -- basic and diluted                      36,310
                                                                           ======
              Pro forma net loss per share --
                          basic and diluted                                                                    (13.13)
                                                                                                   ===================
              Pro forma weighted average
              shares used in per share
              computations - basic and diluted                                                                 38,578
                                                                                                   ===================


                              AETHER SYSTEMS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     ADJUSTMENTS FOR COMPLETED TRANSACTIONS
                                 (in thousands)

                      For the Year Ended December 31, 2000



                                                  -------------------------------------------------------------------------------
                                                   Period from January 1, 2000 Through       Period from January 1, 2000 Through
                                                            February 2, 2000                            March 5, 2000
                                                  -------------------------------------     -------------------------------------


                                                                          Pro Forma                                Pro Forma
                                                       Historical        Acquisition           Historical         Acquisition
                                                      LocusOne (A)       Adjustments          Riverbed (B)        Adjustments
                                                  ------------------ ------------------     -----------------  ------------------
Subscriber revenue                                                -                                        -
Engineering services revenue                                      -                                        -
Software revenue and related services                            84                                      170
                                                  ------------------ ------------------     -----------------  ------------------
           Total revenue                                         84                                      170
                                                  ------------------ ------------------     -----------------  ------------------
Cost of subscriber revenue                                        -                                        -
Cost of engineering services revenue                              -                                        -
Cost of software revenue and related services                    79                                      197
                                                  ------------------ ------------------     -----------------  ------------------
           Total cost of revenue                                 79                                      197
                                                  ------------------ ------------------     -----------------  ------------------
                Gross profit                                      5                                      (27)
                                                  ------------------ ------------------     -----------------  ------------------
Operating Expenses:
       Research and development                                  11                                      797
       General and administrative                               122                                      929
       In process research and development                        -                                        -
       Selling and marketing                                     26                                    1,271
       Depreciation and amortization                              8                730  (I)               53              40,284 (I)
       Option and warrant expense                                50                811  (J)              149
                                                  ------------------ ------------------     -----------------  ------------------
                                                                217              1,541                 3,199              40,284
                                                  ------------------ ------------------     -----------------  ------------------
                Operating income (loss):                       (212)            (1,541)               (3,226)            (40,284)
Other Income (expense):
       Interest income (expense), net                            (7)                 7  (L)               50
       Other                                                      -                                        -
       Minority interest                                          -                                        -
                                                  ------------------ ------------------     -----------------  ------------------
           (Loss) income before income
                tax provision                                  (219)            (1,534)               (3,176)            (40,284)
       Income tax (provision) benefit                             -                                        -
                                                  ------------------ ------------------     -----------------  ------------------
       Net (loss) income                                       (219)            (1,534)               (3,176)            (40,284)
                                                  ================== ==================     =================  ==================

                                                ------------------------------------------------------------------------------------
                                                Period from January 1, 2000 Through           Period from January 1, 2000 Through
                                                         April 5, 2000                                 April 19, 2000
                                                ----------------------------------------     ---------------------------------------


                                                                      Pro Forma                                      Pro Forma
                                                   Historical        Acquisition                Historical          Acquisition
                                                  Sila/IFX (C)       Adjustments               NetSearch (D)        Adjustments
                                                ----------------- ------------------        -----------------  ------------------
Subscriber revenue                                         4,693                                         403
Engineering services revenue                                   -                                           -
Software revenue and related services                          -                                           -
                                                ----------------- ------------------        -----------------  ------------------
           Total revenue                                   4,693                                         403
                                                ----------------- ------------------        -----------------  ------------------
Cost of subscriber revenue                                 2,266                                         111
Cost of engineering services revenue                           -                                           -
Cost of software revenue and related services                  -                                           -
                                                ----------------- ------------------        -----------------  ------------------
           Total cost of revenue                           2,266                                         111
                                                ----------------- ------------------        -----------------  ------------------
                Gross profit                               2,427                                         292
                                                ----------------- ------------------        -----------------  ------------------
Operating Expenses:
       Research and development                               73                                           -
       General and administrative                            866                                         454
       In process research and development                     -                                           -
       Selling and marketing                                 884                                          39
       Depreciation and amortization                          37             14,460  (I)                   6               1,661 (I)
       Option and warrant expense                              -                                           -                 147 (K)
                                                ----------------- ------------------        -----------------  ------------------
                                                           1,860             14,460                      499               1,808
                                                ----------------- ------------------        -----------------  ------------------
                Operating income (loss):                     567            (14,460)                    (207)             (1,808)
Other Income (expense):
       Interest income (expense), net                          -                                           -
       Other                                                   -                                           -
       Minority interest                                       -              6,619  (M)                   -
                                                ----------------- ------------------        -----------------  ------------------
           (Loss) income before income
                tax provision                                567             (7,841)                    (207)             (1,808)
       Income tax (provision) benefit                       (227)              (502) (N)                   -
                                                ----------------- ------------------        -----------------  ------------------
       Net (loss) income                                     340             (8,343)                    (207)             (1,808)
                                                ================= ==================        =================  ==================

                                                  -------------------------------------------------------------------------------
                                                      Period from January 1, 2000 Through    Period from January 1, 2000 Through
                                                            September 13, 2000                     September 17, 2000
                                                  ------------------------------------   ----------------------------------------


                                                                        Pro Forma                                Pro Forma
                                                     Historical        Acquisition            Historical        Acquisition
                                                    Cerulean (E)       Adjustments            SunPro (F)        Adjustments
                                                  ----------------- ------------------    -----------------  ------------------
Subscriber revenue                                               -                                       -
Engineering services revenue                                     -                                       -
Software revenue and related services                       10,938                                   3,013
                                                  ----------------- ------------------    -----------------  ------------------
           Total revenue                                    10,938                                   3,013                   -
                                                  ----------------- ------------------    -----------------  ------------------
Cost of subscriber revenue                                       -                                       -
Cost of engineering services revenue                             -                                       -
Cost of software revenue and related services                3,423                                     388
                                                  ----------------- ------------------    -----------------  ------------------
           Total cost of revenue                             3,423                                     388                   -
                                                  ----------------- ------------------    -----------------  ------------------
                Gross profit                                 7,515                                   2,625                   -
                                                  ----------------- ------------------    -----------------  ------------------
Operating Expenses:
       Research and development                              3,556                                   1,111
       General and administrative                            1,677                                   1,165
       In process research and development                       -                                       -
       Selling and marketing                                 7,550                                     375
       Depreciation and amortization                           525             15,299  (I)              27               1,640 (I)
       Option and warrant expense                                -              1,992  (J)
                                                  ----------------- ------------------    -----------------  ------------------
                                                            13,308             17,291                2,678               1,640
                                                  ----------------- ------------------    -----------------  ------------------
                Operating income (loss):                    (5,793)           (17,291)                 (53)             (1,640)
Other Income (expense):                                          -                                       -
       Interest income (expense), net                          (62)                                      8
       Other                                                     -                                      76
       Minority interest                                         -                                       -
                                                  ----------------- ------------------    -----------------  ------------------
           (Loss) income before income
                tax provision                               (5,855)           (17,291)                  31              (1,640)
       Income tax (provision) benefit                            -                                     763                (763) (O)
                                                  ----------------- ------------------    -----------------  ------------------
       Net (loss) income                                    (5,855)           (17,291)                 794              (2,403)
                                                  ================= ==================    =================  ==================

                                                 -------------------------------------------------------------------------------
                                                    Period from January 1, 2000 Through      Period from January 1, 2000 Through
                                                             November 30, 2000                       December 21, 2000
                                                 ---------------------------------------   -------------------------------------


                                                                        Pro Forma                                 Pro Forma
                                                     Historical        Acquisition            Historical         Acquisition
                                                    Motient (G)        Adjustments             RTS (H)           Adjustments
                                                 -----------------  -----------------      ----------------  ------------------
Subscriber revenue                                         18,035                                        -
Engineering services revenue                                    -                                        -
Software revenue and related services                           -                                   12,008                 313
                                                 -----------------  -----------------      ----------------  ------------------
           Total revenue                                   18,035                  -                12,008                 313
                                                 -----------------  -----------------      ----------------  ------------------
Cost of subscriber revenue                                  7,693                                        -
Cost of engineering services revenue                            -                                        -
Cost of software revenue and related services                   -                                    2,261
                                                 -----------------  -----------------      ----------------  ------------------
           Total cost of revenue                            7,693                  -                 2,261                   -
                                                 -----------------  -----------------      ----------------  ------------------
                Gross profit                               10,342                  -                 9,747                 313
                                                 -----------------  -----------------      ----------------  ------------------
Operating Expenses:
       Research and development                             2,782                                   10,456
       General and administrative                           4,092                                   12,587
       In process research and development                      -                                        -
       Selling and marketing                                3,627                                    9,318
       Depreciation and amortization                            -              9,351 (I)                 -              28,141  (I)
       Option and warrant expense                               -                                    2,158               1,155  (J)
                                                 -----------------  -----------------      ----------------  ------------------
                                                           10,501              9,351                34,519              29,296
                                                 -----------------  -----------------      ----------------  ------------------
                Operating income (loss):                     (159)            (9,351)              (24,772)            (28,983)
Other Income (expense):
       Interest income (expense), net                           -                                     (578)
       Other                                                    -                                        -
       Minority interest                                        -                                        -
                                                 -----------------  -----------------      ----------------  ------------------
           (Loss) income before income
                tax provision                                (159)            (9,351)              (25,350)            (28,983)
       Income tax (provision) benefit                           -                                       49
                                                 -----------------  -----------------      ----------------  ------------------
       Net (loss) income                                     (159)            (9,351)              (25,301)            (28,983)
                                                 =================  =================      ================  ==================

                                                     ----------------



                                                          Aether as
                                                        Adjusted for
                                                          Completed
                                                        Transactions
                                                     -----------------
Subscriber revenue                                             23,131
Engineering services revenue                                        -
Software revenue and related services                          26,526
                                                     -----------------
           Total revenue                                       49,657
                                                     -----------------
Cost of subscriber revenue                                     10,070
Cost of engineering services revenue                                -
Cost of software revenue and related services                   6,348
                                                     -----------------
           Total cost of revenue                               16,418
                                                     -----------------
                Gross profit                                   33,239
                                                     -----------------
Operating Expenses:
       Research and development                                18,786
       General and administrative                              21,892
       In process research and development                          -
       Selling and marketing                                   23,090
       Depreciation and amortization                          112,222
       Option and warrant expense                               6,462
                                                     -----------------
                                                              182,452
                                                     -----------------
                Operating income (loss):                     (149,213)
Other Income (expense):
       Interest income (expense), net                            (582)
       Other                                                       76
       Minority interest                                        6,619
                                                     -----------------
           (Loss) income before income
                tax provision                                (143,100)
       Income tax benefit                                        (680)
                                                     -----------------
       Net (loss) income                                     (143,780)
                                                     =================

_________________

(A) Reflects the historical results of LocusOne for the period from January 1, 2000 to February 2, 2000. The results of LocusOne from February 3, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(B) Reflects the historical results of Riverbed for the period from January 1, 2000 to March 5, 2000. The results of Riverbed from March 6, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(C) Reflects the historical results of IFX Group Plc for the period from January 1, 2000 to April 5, 2000 and the historical results of Future Pagers Ltd. for the period from January 1, 2000 to May 6, 2000. The results of IFX from April 6, 2000 to December 31, 2000 and the results of Futures Pagers from May 7, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(D) Reflects the historical results of NetSearch for the period from January 1, 2000 to April 19, 2000. The results of NetSearch from April 20, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(E) Reflects the historical results of Cerulean for the period from January 1, 2000 to September 13, 2000. The results of Cerulean from September 14, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(F) Reflects the historical results of SunPro for the period from January 1, 2000 to September 17, 2000. The results of SunPro from September 18, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(G) Reflects the historical results of Motient's retail transportation business for the period from January 1, 2000 to November 30, 2000. The results of Motient's retail transportation business from December 1, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(H) Reflects the historical results of RTS for the period from January 1, 2000 to December 21, 2000. The results of RTS from December 22, 2000 to December 31, 2000 are included in Aether's historical results for the year ended December 31, 2000.

(I) Reflects the amortization of intangible assets, including goodwill, over two to seven year periods.

(J) Reflects the amortization of the intrinsic value of options granted to employees of LocusOne, Cerulean and RTS over the three year vesting period.

(K) Reflects the amortization of the intrinsic value of options granted to employees of NetSearch over the four year vesting period.

(L) Reflects the elimination of interest expense, as LocusOne's outstanding debt was repaid by Aether as part of the acquisition.

(M) Reflects the allocation of 40 percent of Sila's proforma net loss to the minority interest.

(N) Reflects the recording of a deferred tax benefit related to the amortization of identifiable intangibles.

(O) Reflects the elimination of income tax expense, as any operating profits generated by SunPro would be offset by Aether's consolidated net losses.